Employee Benefits - Net Periodic Pension Benefit Cost Assumptions (Details) - ICON Development Solutions Limited pension plan - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Defined Benefit Plan Disclosure [Line Items]
Expected rate of return on plan assets	3.80%	3.80%
United Kingdom
Defined Benefit Plan Disclosure [Line Items]
Discount rate	1.80%	1.50%	2.10%
Rate of compensation increase	3.70%	3.40%	3.30%
Expected rate of return on plan assets	3.80%	3.40%	4.00%
Other comprehensive income
Actuarial (gain)/loss - benefit obligation	$ (18,636)	$ (2,097)	$ 5,294
Actuarial loss/(gain) – plan assets	7,305	(1,176)	(878)
Actuarial loss recognized in net periodic benefit cost	(228)	(625)	(160)
Total	$ (11,559)	$ (3,898)	$ 4,256